ALLIANCE SHORT-TERM MULTI-MARKET TRUST

SEMI-ANNUAL REPORT
APRIL 30, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

June 12, 1997

Dear Shareholder:

The world's bond markets have entered a period of consolidation. Well-behaved inflation, steady central bank policies, and a focus on fiscal discipline are still in place and should keep a lid on yields. We are not bearish, and from current levels, bonds in most markets are likely to outperform cash over the next six to twelve months. The "yield convergence" theme is still alive even though it has run a long way. In what promises to be an essentially stable interest rate environment during 1997, higher-yielding side markets should continue to outperform, at least in local currency terms.

INVESTMENT RESULTS
We are pleased to report that Alliance Short-Term Multi-Market Trust posted solid returns over the most recent period. For comparison, we have shown the performance for the short maturity U.S. government bond market, represented by the unmanaged Merrill Lynch 1-3 Year Government Bond Index, and for the Lipper Short World Multi-Market Income Funds Average, which reflects the performance of 32 funds. This peer group has generally similar investment objectives to Short-Term Multi-Market Trust, though investment policies for the various funds--particularly the average maturities of their portfolios--may differ significantly.


INVESTMENT RESULTS*
Period Ended April 30, 1997
                                                          TOTAL RETURN
                                                      6 MONTHS   12 MONTHS
                                                     ----------  ----------
ALLIANCE SHORT-TERM MULTI-MARKET TRUST
   Class A                                              3.51%       9.58%
   Class B                                              3.13%       8.76%
   Class C                                              3.13%       8.77%

MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX            2.26%       6.09%
LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE    1.65%       6.84%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES OF APRIL 30, 1997. THE UNMANAGED MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX REPRESENTS THE SHORT MATURITY U.S. GOVERNMENT BOND MARKET. THE UNMANAGED LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE OF 32 FUNDS. BOTH INDICES HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, THOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER.

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


As of April 30, 1997, the Fund's total investments were distributed as follows:

PORTFOLIO DISTRIBUTION BY COUNTRY

COUNTRY               PORTFOLIO %
---------------       -----------
U.S.                     41.30%
Australia                10.42%
Denmark                   7.76%
Finland                   5.56%
Sweden                    4.85%
Norway                    4.72%
Mexico                    4.50%
Italy                     4.41%
Spain                     4.32%
United Kingdom            3.91%
Germany                   3.44%
Czech Republic            2.77%
Poland                    2.04%


1



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

ECONOMIC REVIEW
The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed as the year came to a close, led by a rebound in consumer spending. The annualized gain in retail sales jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. An unexpected surge in export growth also added to year-end growth. In all, growth in aggregate output, as measured by Gross Domestic Product (GDP), which dipped to 2.1% in the third quarter, accelerated to 3.8% during the final three months of 1996.

The economy continued its strong performance in the first quarter of 1997, buoyed by continued growth in the labor market. The unemployment rate edged down to 5.2% and wages continued to climb, with hourly earnings up 4% annually through March. Retail sales continued their strong pace during the first quarter and consumer confidence remained elevated. The production side of the economy also showed considerable strength, with first quarter industrial production up by 4.9% over levels from a year earlier and total hours worked up by 3.8% over that same time period. Overall, GDP growth jumped to 5.8% during the first three months of 1997--its fastest rate of increase in nearly ten years.

Despite the strong growth, inflation remained well-behaved. After moving slightly higher late in 1996, consumer and producer price gains both retreated in early 1997 with consumer prices advancing through April at a 2.5% annual rate and producer prices up just 0.8% for the same period. The Federal Reserve raised interest rates 0.25% at the end of March in a pre-emptive strike against what were seen as mounting inflationary pressures.

In Japan, continued weakness in the banking sector and the rise in consumption taxes fostered low confidence and slow growth. The financial sector remains under pressure and attempts to resolve the banking crisis are intensifying.

The Canadian Government called for General Elections in early June, more than a year before the Government's term expires, which added to market volatility. The Australian market underperformed the U.S. in local currency terms. However, sluggishness in consumer demand, combined with very well-behaved inflation in Australia, is likely to keep the Reserve Bank of Australia in an easing mode. In fully hedged U.S. dollar terms, all developed markets, except Australia and Italy, outperformed the U.S. market.

In Europe, the driving force behind excellent bond market returns has been the quest for monetary union. However, changes in several European governments reflect voter unhappiness with long term structural unemployment problems, particularly in France. Elections in France and Great Britain added to market volatility, creating speculation and uncertainty in the markets. The run-up to the election in France has increased market turbulence and European Monetary Union (EMU) pressures. The U.S. dollar should continue to perform very well against the core European currencies.

INVESTMENT OUTLOOK
U.S. economic growth has continued into its third consecutive quarter at a pace considered above the long-term, non-inflationary rate. While continued growth at the current pace may warrant additional rate increases, we expect the U.S. economy to gradually slow over the next several quarters to a more sustainable 2% to 2.5% growth rate. We anticipate this slowing will occur before any substantial inflationary pressures materialize. Given the potential for further rate increases in the near-term, the market will be particularly vulnerable to daily economic news which may put upward pressure on yields. In contrast to recent periods of rising rates, the relative lack of leverage in the U.S. financial system suggests that interest rates and volatility will be less substantial than in 1994.

In Europe, we expect that well-behaved inflation will be offset by moderately improving growth prospects. The commodity oriented economies of New Zealand and Australia are more closely linked to the U.S., but here also we anticipate that good inflation performance and sluggish growth should continue to produce strong fixed-income returns. We continue to believe that Japan offers the lowest value of any developed bond market over the next six months. Market expectations of an interest rate increase in the third quarter are certain to intensify, although the Bank of Japan may delay slightly to ensure economic recovery.


2



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

The Mexican economy continues to perform strongly, led by strong growth in investments and exports. Growth is expected to remain strong at around 4% in 1997 and inflation and interest rates should both decline during the upcoming year. Investor confidence in Mexico's economic policies is growing. The decision to prepay the remaining $3.5 billion owed to the U.S. for the 1995 peso bailout is another positive step toward restoring Mexico's credibility in international capital markets. However, Congressional and Gubernatorial elections are scheduled for the summer and are likely to cause an increase in market volatility in the months leading up to the elections. This political uncertainty sounds a cautionary note, therefore we will be monitoring developments closely.

Thank you for your continued interest and investment in Alliance Short-Term Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman and President


Douglas Peebles
Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

Alliance Short-Term Multi-Market Trust seeks the highest level of current income consistent with investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. dollar denominated securities.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       9.58%          4.90%
Five Years                     3.22%          2.33%
Since Inception*               5.99%          5.42%
SEC Yield**                    4.67%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       8.76%          5.76%
Five Years                     2.47%          2.47%
Since Inception*#              4.68%          4.68%
SEC Yield**                    4.14%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       8.77%          7.77%
Since Inception*               2.97%          2.97%
SEC Yield**                    4.17%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception: 5/5/89, Class A; 2/5/90, Class B; 5/3/93, Class C.
**  Yields are for the 30 days ended April 30, 1997.
#   Assumes conversion of Class B shares into Class A shares after 6 years.


4



PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)               ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-10.2%
GOVERNMENT OBLIGATION-10.2%
Republic of Australia
  12.00%, 7/15/99 (a)
  (cost $60,230,326)                     AU$     69,737      $60,339,491

CZECH REPUBLIC-2.7%
DEBT OBLIGATIONS-2.7%
ING Capital Holdings
  11.50%, 7/08/97 (b)                    CZK    168,000        5,404,167
International Bank For
  Reconstruction & Development
  11.50%, 10/09/97 (a)                          332,500       10,666,209
Total Czech Republic Securities
  (cost $18,613,140)                                          16,070,376

DENMARK-7.6%
GOVERNMENT OBLIGATION-7.6%
Kingdom of Denmark
  9.00%, 11/15/98 (a)
  (cost $54,596,699)                     DKK    277,000       44,963,660

FINLAND-5.4%
GOVERNMENT OBLIGATION-5.4%
Government of Finland
  11.00%, 1/15/99 (a)
  (cost $39,795,056)                     FIM    150,000       32,181,383

GERMANY-3.4%
DEBT OBLIGATION-3.4%
Bayerische Landesbank
  6.00%, 10/15/98 (a)
  (cost $19,978,983)                     US$     20,000       19,914,000

ITALY-4.3%
GOVERNMENT OBLIGATION-4.3%
Republic of Italy
  6.00%, 2/15/00 (a)
  (cost $25,711,619)                     ITL 44,500,000       25,536,312

MEXICO-4.4%
GOVERNMENT OBLIGATIONS-4.4%
Mexican Treasury Bills
  23.30%, 2/04/98 (a)(c)                 MXP     94,888       10,104,552
  23.60%, 10/02/97 (a)(c)                        40,555        4,647,883
  23.70%, 4/02/98 (c)                            97,378       10,369,642
  32.50%, 7/31/97 (a)(c)                          8,422        1,004,416
Total Mexican Securities
  (cost $26,150,500)                                          26,126,493

NORWAY-4.6%
GOVERNMENT OBLIGATION-4.6%
Kingdom of Norway
  9.00%, 1/31/99 (a)
  (cost $29,268,034)                     NOK    180,000       27,336,691

POLAND-2.0%
SOVEREIGN DEBT RELATED-2.0%
Morgan Guaranty Trust
  Indexed to Poland Zloty
  21.80%, 5/21/97 (c)(d)
  (cost $12,034,872)                     US$     12,175       11,826,577

SPAIN-4.2%
GOVERNMENT OBLIGATION-4.2%
Government of Spain
  7.40%, 7/30/99 (a)
  (cost $27,817,228)                     ESP  3,518,000       25,033,009

SWEDEN-4.7%
GOVERNMENT OBLIGATION-4.7%
Kingdom of Sweden
  11.00%, 1/21/99 (a)
  (cost $32,845,551)                     SEK    200,900       28,070,926

UNITED KINGDOM-3.8%
GOVERNMENT OBLIGATION-3.8%
U.K. Treasury Gilts
  7.25%, 3/30/98 (a)
  (cost $22,313,218)                     GBP     13,910       22,676,449


5



PORTFOLIO OF INVESTMENTS (CONTINUED)     ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UNITED STATES-40.2%
GOVERNMENT OBLIGATION-8.3%
U.S. Treasury Note
  5.875%, 11/15/99 (a)                   US$     50,000     $ 49,406,250

CERTIFICATE OF DEPOSIT-4.0%
Rabobank FRN
  6.42%, 2/23/98 (a)(c)                          25,000       23,745,750

DEBT OBLIGATION-2.5%
Federal Business Development Bank
  6.375%, 5/21/99 (a)                            15,000       14,981,310

TIME DEPOSITS-25.4%
Deutsche Bank
  5.42%, 6/16/97                                 30,000       30,000,000
Dresdner Bank
  5.34%, 5/12/97                                 30,000       30,000,000
Rabobank
  5.63%, 5/01/97                         US$     30,000       30,000,000
Republic National Bank of New York
  5.69%, 5/01/97                                 30,500       30,500,000
Societe Generale
  5.63%, 5/01/97                                 30,600       30,600,000
                                                            -------------
                                                             151,100,000
Total United States Securities
  (cost $239,665,417)                                        239,233,310

TOTAL INVESTMENTS-97.5%
  (cost $609,020,643)                                        579,308,677
Other assets less liabilities-2.5%                            15,019,675

NET ASSETS-100%                                             $594,328,352


(a) Securities, or portion thereof, with an aggregate market value of $400,608,291 have been segregated to collateralize forward exchange currency contracts.

(b) The redemption value of this security is indexed to the spread between the Czech Crown and the U.S. Dollar exchange rate.

(c)  Interest rate represents annualized yield to maturity at purchase date.

(d) The redemption value of this security is indexed to the spread between the Polish Zloty and the U.S. Dollar exchange rate.

     Glossary:
     FRN - Floating rate note.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)               ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $609,020,643)         $579,308,677
  Cash, at value (cost $73,054)                                         73,120
  Receivable for investment securities sold                        101,727,107
  Interest receivable                                               11,679,755
  Unrealized appreciation of forward exchange currency contracts     6,480,544
  Receivable for capital stock sold                                     83,399
  Other assets                                                          19,243
  Total assets                                                     699,371,845

LIABILITIES
  Payable for investment securities purchased                      101,093,372
  Payable for capital stock redeemed                                 1,639,830
  Dividend payable                                                   1,237,274
  Advisory fee payable                                                 272,503
  Distribution fee payable                                             261,807
  Accrued expenses                                                     538,707
  Total liabilities                                                105,043,493

NET ASSETS                                                        $594,328,352

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    772,555
  Additional paid-in capital                                       674,396,288
  Distributions in excess of net investment income                  (9,630,092)
  Accumulated net realized loss on investments, swaps and
    foreign currency transactions                                  (47,543,849)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (23,666,550)
                                                                  $594,328,352

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($402,165,049/
    52,278,915 shares of capital stock issued and outstanding )          $7.69
  Sales Charge--4.25% of public offering price                             .34
  Maximum offering price                                                 $8.03

  CLASS B SHARES
  Net asset value and offering price per share ($185,161,411/
    24,066,511 shares of capital stock issued and outstanding )          $7.69

  CLASS C SHARES
  Net asset value and offering price per share ($7,001,892/
    910,118 shares of capital stock issued and outstanding )             $7.69


See notes to financial statements.


7



STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $13,706)              $25,565,459

EXPENSES
  Advisory fee                                        $1,740,677
  Distribution fee - Class A                             589,848
  Distribution fee - Class B                           1,151,769
  Distribution fee - Class C                              46,996
  Transfer agency                                        773,764
  Custodian                                              343,954
  Printing                                                76,079
  Administrative                                          62,906
  Audit and legal                                         62,132
  Registration                                            28,062
  Directors' fees                                          9,508
  Miscellaneous                                            8,820
  Total expenses                                                     4,894,515
  Net investment income                                             20,670,944

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAPS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment and swap transactions              2,800,588
  Net realized gain on foreign currency transactions                24,644,461
  Net change in unrealized appreciation of:
    Investment and swap transactions                               (32,457,943)
    Foreign currency denominated assets and liabilities              6,706,631
  Net gain on investments, swaps and foreign currency transactions   1,693,737

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $22,364,681


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS       ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                                 SIX MONTHS ENDED  YEAR ENDED
                                                  APRIL 30, 1997   OCTOBER 31,
                                                    (UNAUDITED)       1996
                                                  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 20,670,944   $ 55,591,338
  Net realized gain on investments, swaps and
    foreign currency transactions                    27,445,049     11,274,542
  Net change in unrealized appreciation
    (depreciation) of investments, swaps and
    foreign currency denominated assets and
    liabilities                                     (25,751,312)    21,264,259
  Net increase in net assets from operations         22,364,681     88,130,139

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (15,822,612)   (29,452,332)
    Class B                                          (8,360,845)   (33,967,382)
    Class C                                            (342,047)      (524,790)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (73,195,016)  (201,779,228)
  Total decrease                                    (75,355,839)  (177,593,593)

NET ASSETS
  Beginning of year                                 669,684,191    847,277,784
  End of period                                    $594,328,352   $669,684,191


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)               ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term Multi-Market Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on February 17, 1989 as a non-diversified, open-end investment management company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.


10



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .55 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $62,906 to the Adviser representing the costs of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $446,905 for the six months ended April 30, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $7,981 from the sale of Class A shares and $25,738, and $2,727 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively for the six months ended April 30, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $25,671,274, and $1,422,409, for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement remains in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $213,535,348 and $297,610,591 respectively, for the six months ended April 30, 1997. There were purchases of $49,753,906 and sales of $50,156,250 of U.S. government and government agency obligations for the six months ended April 30, 1997.

At April 30, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $813,505 and gross unrealized depreciation of investments was $30,525,471, resulting in net unrealized depreciation of $29,711,966 (excluding foreign currency transactions). At October 31, 1996, the Fund had a capital loss carryforward of $74,988,898 of which $35,175,465 expires in the year 2001, $20,009,696 expires in the year 2002, and $19,803,737 expires in the year 2003.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 1997, the Fund had outstanding forward exchange currency contracts, as follows:

                                                CONTRACT      VALUE ON        U.S. $       UNREALIZED
                                                 AMOUNT     ORIGINATION      CURRENT      APPRECIATION
                                                 (000)          DATE          VALUE      (DEPRECIATION)
                                             ------------  -------------  -------------  --------------
FOREIGN CURRENCY BUY CONTRACTS
Deutsche Marks, expiring 5/02/97-7/07/97          25,124    $16,027,012    $14,558,157    $(1,468,855)
Indonesian Rupiah, expiring 1/16/98           40,944,500     16,237,760     16,143,893        (93,867)
Japanese Yen, expiring 5/06/97                 1,000,000      8,183,306      7,881,915       (301,391)
Spanish Pesetas, expiring 5/30/97              3,500,000     24,424,285     23,953,909       (470,376)
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars, expiring 7/10/97              53,012     41,386,703     41,321,763         64,940
British Pounds, expiring 5/07/97                  10,000     16,279,500     16,205,036         74,464
Deutsche Marks, expiring 5/21/97-7/28/97         124,701     74,344,005     72,392,910      1,951,095
Finnish Markka, expiring 6/17/97                  93,181     18,040,424     17,973,952         66,472
French Francs, expiring 5/30/97                  140,281     24,757,650     24,079,585        678,065
Italian Lira, expiring 5/12/97                44,329,418     26,070,761     25,867,928        202,833
Japanese Yen, expiring 5/06/97                 1,000,000      8,192,692      7,881,915        310,777
Spanish Pesetas, expiring 5/30/97              3,560,000     24,856,430     24,364,548        491,882
Swedish Krona, expiring 5/28/97                  225,599     29,451,530     28,774,204        677,326
Swiss Francs, expiring 7/07/97                    59,445     44,922,781     40,625,602      4,297,179
                                                                                          ------------
                                                                                          $ 6,480,544


12



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the six months ended April 30, 1997.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments as well as foreign currency fluctuations. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains on investment and swap transactions. There were no outstanding currency or interest rate swap contracts at April 30, 1997.


13



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 3,600,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 1,200,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30,1997   OCTOBER 31,  APRIL 30,1997    OCTOBER 31,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              726,771     1,644,560    $  5,642,586   $  14,914,054
Shares issued in
  reinvestment of
  dividends              904,906     1,871,073       7,021,655      14,187,089
Shares converted
  from Class B         7,608,587    18,067,959      59,105,340     135,505,124
Shares redeemed       (6,998,046)  (14,414,336)    (54,310,752)   (109,253,251)
Net increase           2,242,218     7,169,256    $ 17,458,829   $  55,353,016

CLASS B
Shares sold              501,020     1,642,627    $  3,891,659   $  12,447,906
Shares issued in
  reinvestment of
  dividends              505,368     1,874,160       3,923,002      14,192,671
Shares converted
  to Class A          (7,608,587)  (18,067,959)    (59,105,340)   (135,505,124)
Shares redeemed       (4,685,080)  (20,143,299)    (36,364,982)   (154,702,486)
Net decrease         (11,287,279)  (34,694,471)   $(87,655,661)  $(263,567,033)

CLASS C
Shares sold               95,357     1,298,950    $    739,956   $   9,914,742
Shares issued in
  reinvestment of
  dividends               10,880        25,478          84,439         193,464
Shares redeemed         (494,560)     (482,972)     (3,822,579)     (3,673,417)
Net increase(decrease)  (388,323)      841,456    $ (2,998,184)  $   6,434,789


14



FINANCIAL HIGHLIGHTS                     ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS A
                                           -----------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED                        YEAR ENDED OCTOBER 31,
                                           APRIL 30,1997  --------------------------------------------------------------
                                            (UNAUDITED)      1996         1995         1994         1993         1992
                                           -------------  -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of year             $7.73         $7.47        $8.71        $9.25        $9.25        $9.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .26(a)        .60(a)       .46(a)       .93          .92          .91
Net realized and unrealized gain (loss)
  on investments, swaps and foreign
  currency transactions                          .01           .35         (.98)        (.86)        (.32)        (.86)
Net increase (decrease) in net asset
  value from operations                          .27           .95         (.52)         .07          .60          .05

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.31)         (.69)          -0-          -0-        (.60)        (.72)
Tax return of capital                             -0-           -0-        (.72)        (.61)          -0-          -0-
Distributions from net realized gain              -0-           -0-          -0-          -0-          -0-        (.02)
Total dividends and distributions               (.31)         (.69)        (.72)        (.61)        (.60)        (.74)
Net asset value, end of period                 $7.69         $7.73        $7.47        $8.71        $9.25        $9.25

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.51%        13.23%       (5.74)%        .84%        6.67%         .49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $402,165      $386,545     $320,333     $593,677     $953,571   $1,596,903
Ratio of expenses to average net assets         1.28%(c)      1.29%        1.23%        1.13%        1.16%        1.10%
Ratio of net investment income to
  average net assets                            6.82%(c)      7.85%        7.39%        7.28%        8.26%        9.00%
Portfolio turnover rate                          143%          208%         230%         109%         182%         133%


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS B
                                           -----------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED                         YEAR ENDED OCTOBER 31,
                                           APRIL 30,1997  --------------------------------------------------------------
                                            (UNAUDITED)      1996         1995         1994         1993         1992
                                           -------------  -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of year             $7.73         $7.47        $8.71        $9.25        $9.25        $9.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .23(a)        .54(a)       .41(a)       .94          .87          .84
Net realized and unrealized gain (loss)
  on investments, swaps and foreign
  currency transactions                          .01           .35         (.99)        (.93)        (.34)        (.86)
Net increase (decrease) in net asset
  value from operations                          .24           .89         (.58)         .01          .53         (.02)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.28)         (.63)          -0-          -0-        (.53)        (.65)
Tax return of capital                             -0-           -0-        (.66)        (.55)          -0-          -0-
Distributions from net realized gain              -0-           -0-          -0-          -0-          -0-        (.02)
Total dividends and distributions               (.28)         (.63)        (.66)        (.55)        (.53)        (.67)
Net asset value, end of period                 $7.69         $7.73        $7.47        $8.71        $9.25        $9.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                                3.13%        12.34%       (6.50)%        .12%        5.91%        (.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $185,161      $273,109     $523,530   $1,003,633   $1,742,703   $2,966,071
Ratio of expenses to average net assets         1.99%(c)      2.00%        1.95%        1.85%        1.87%        1.81%
Ratio of net investment income to
  average net assets                            6.05%(c)      7.14%        6.69%        6.58%        7.57%        8.28%
Portfolio turnover rate                          143%          208%         230%         109%         182%         133%


See footnote summary on page 17.


16



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS C
                                           ------------------------------------------------------------------
                                             SIX MONTHS                                         MAY 3,1993(D)
                                                ENDED               YEAR ENDED OCTOBER 31,           TO
                                           APRIL 30,1997  -------------------------------------  OCTOBER 31,
                                            (UNAUDITED)      1996         1995         1994         1993
                                           -------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period           $7.73        $7.47        $8.71        $9.25        $9.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .24(a)       .51(a)       .39(a)       .58          .28
Net realized and unrealized gain (loss)
  on investments, swaps and foreign
  currency transactions                           -0-         .38         (.97)        (.57)         .05
Net increase (decrease) in net asset
  value from operations                          .24          .89         (.58)         .01          .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.28)        (.63)          -0-          -0-        (.26)
Tax return of capital                             -0-          -0-        (.66)        (.55)          -0-
Total dividends and distributions               (.28)        (.63)        (.66)        (.55)        (.26)
Net asset value, end of period                 $7.69        $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                                3.13%       12.35%       (6.49)%        .12%        3.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $7,002      $10,031       $3,416       $8,136       $5,538
Ratio of expenses to average net assets         1.97%(c)     1.98%        1.92%        1.83%        1.82%(c)
Ratio of net investment income to
  average net assets                            6.09%(c)     7.15%        6.66%        6.50%        7.19%(c)
Portfolio turnover rate                          143%         208%         230%         109%         182%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.


17


                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
F. JEANNE GOETZ, VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
JOHN J. KELLEY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN AND CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITERS
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19



ALLIANCE SHORT-TERM MULTI-MARKET TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

STMSR